UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2010

VIOQUEST PHARMACEUTICALS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-16686	58-1486040
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 2287 Minneapolis, MN	55402
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (612) 220-3237

180 Mount Airy Rd., Suite 102 Basking Ridge, NJ 07920
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 9, 2009, the board of directors of VioQuest Pharmaceuticals, Inc. (the “Company”) appointed Wayne W. Mills as a member of the board of directors to fill a vacancy on the board. On such date, Stephen C. Rocamboli and Michael Weiser each tendered their resignations from the board of directors and in all other capacities with the Company, including any officer positions, effective as of the end of such day. For any additional information regarding the Company, correspondence can be sent to P.O. Box 2287, Minneapolis, Minnesota 55402, Attention: Assistant Secretary.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIOQUEST PHARMACEUTICALS, INC.

Date: February 11, 2010

By:      /s/ Mark D. Dacko

Mark D. Dacko
Controller and Assistant Secretary

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